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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2004

UNIVERSAL COMPRESSION HOLDINGS, INC.
UNIVERSAL COMPRESSION, INC.
(Exact names of registrants as specified in their charters)

Delaware Texas (States or other jurisdictions of incorporation)	001-15843 333-48279 (Commission file numbers)	13-3989167 74-1282680 (IRS employer identification nos.)
4444 Brittmoore Road, Houston, Texas 77041 (Address of principal executive offices) (Zip code)
(713) 335-7000 (Registrants' telephone number, including area code)

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits

Exhibit No.	Description
99.1	Press Release dated May 20, 2004 (regarding earnings for the fourth fiscal quarter and fiscal year ended March 31, 2004)

Item 12. Disclosure of Results of Operations and Financial Condition.

        On May 20, 2004, Universal Compression Holdings, Inc. issued a press release announcing earnings for its fourth fiscal quarter and fiscal year ended March 31, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

UNIVERSAL COMPRESSION HOLDINGS, INC. UNIVERSAL COMPRESSION, INC. (Registrants)
Date: May 20, 2004	By:	/s/ J. MICHAEL ANDERSON J. Michael Anderson Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 20, 2004 (regarding earnings for the fourth fiscal quarter and fiscal year ended March 31, 2004)

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  Item 7. Financial Statements and Exhibits.
  Item 12. Disclosure of Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX